                                                                    EXHIBIT 99.1

                                    [FUTURELINK LOGO]
NEWS RELEASE

FOR IMMEDIATE RELEASE

CONTACTS:
The Financial Relations Board/ BSMG WORLDWIDE                      FutureLink - Troy Cleland
General Information: Kristen Kopay (310) 442-0599 xtn 222          Investor Relations
Investors: Lisa Mueller (310) 442-0599 xtn 236                     (888) 464-2768
Media: Carl Dameron (310) 442-0599 xtn 251                         Invrel@futurelink.net

                     FUTURELINK CORP. REPORTS FOURTH QUARTER
                             AND FISCAL 2000 RESULTS
                   Company Re-emphasizes Core Business in 2001

-    Q4 REVENUE OF $34.6 MILLION;  2000 REVENUE OF $125.9 MILLION

-    GOODWILL WRITE-DOWN OF $170 MILLION

- Q4 NET LOSS $205.1 MILLION, OR $2.92 PER SHARE; 2000 NET LOSS $286.5 MILLION OR $4.48 PER SHARE

-    INDEPENDENT AUDITORS TO MODIFY REPORT FOR GOING CONCERN UNCERTAINTY

-    NEW CEO JOINS COMPANY IN DECEMBER 2000


LAKE FOREST, CALIF., MARCH 30, 2001 -- FUTURELINK CORP. (NASDAQ NM: FTRL), a leading provider of integrated solutions, hosted application services and one of the first application infrastructure companies to provide software as a service, today reported its financial and operating results for the fourth quarter and full year ended December 31, 2000.

Revenue for the fourth quarter ended December 31, 2000, was $34.6 million, compared with $8.6 million for the fourth quarter of 1999 and $35.1million for the third quarter of 2000. Net loss for the quarter was $205.1 million or $2.92 per share, compared with a loss of $13.8 million, or $0.38 per share, in the same period of 1999, and with a third quarter 2000 net loss of $29.7 million, or $0.43 per share.

Howard Taylor, who joined FutureLink as President and CEO in December 2000, commented, "We have redirected our strategic course for 2001 and are now concentrating on the core strengths of our business, which include information technology consulting, server-based computing, information security, systems integration and application delivery. We continue to offer ASP services which, in 2000, represented 4% of revenue."

"New management has taken several steps to realign our core business in light of continued growth opportunities in information technology and the slow rate of growth in the ASP marketplace. These steps include investing in our core business of IT professional services and reducing ASP and other staff costs to improve our margins and build a stable foundation for FutureLink. We believe these actions will positively impact our 2001 results. However, our work in this area is not done. Further changes to this business are inevitable in order to drive us to profitability," said Taylor.

                                     -more-

FutureLink Reports Q4 and Full Year 2000 Results
Page 2 of 6

FutureLink reported that its present cash position and liquidity will not carry it through 2001. Accordingly, the company's independent auditors will modify their report to describe the going concern uncertainty. To address its liquidity position, the company is evaluating additional measures to reduce the level of cash used in its operations and to raise additional capital. These may include eliminating certain unprofitable lines of business and selling one or more business lines/divisions. FutureLink cannot provide assurances that it will be successful in reducing its operating losses or in obtaining additional capital.

FOURTH QUARTER RESULTS

For the fourth quarter ended December 31, 2000, the company reported total revenue of $34.6 million, compared with total revenue of $8.6 million for the same period last year. Total fourth quarter revenue includes $25.2 million of revenue related to the resale of hardware and software to FutureLink customers, compared with $5.2 million of such revenue for the same period of 1999. Total services revenue for the quarter, including ASP revenue, was $9.4 million, compared with services revenue of $3.4 million for the fourth quarter of 1999. Services revenue for the fourth quarter of 2000 includes a total of $1.8 million of ASP revenue.

Cost of goods sold for the fourth quarter of 2000, which reflects costs of hardware and software purchased for resale to customers, was $20.1 million, or 79% of the revenue generated from such sales, compared with cost of goods sold of $5.7 million, or 110% of revenue, for the same period of 1999. Cost of service delivery for the fourth quarter of 2000 was $9.8 million, or 104% of service delivery revenue, compared with service delivery costs of $5.1 million, or 150% of service delivery revenue, for the same period of 1999.

Selling, general and administrative expenses for the fourth quarter of 2000 totaled $20.6 million, or 60% of total revenue, compared with $6.0 million or 70% of revenue for the fourth quarter of 1999.

As a result of changing market conditions and other factors, the company recently evaluated the recoverability of the goodwill recorded on its books resulting from its seven acquisitions in 1999 and 2000. Under the requirements of SFAS No. 121, the company determined that the goodwill was impaired and, accordingly, recorded a charge to reduce goodwill by $170 million in the fourth quarter.

For the quarter ended December 31, 2000, FutureLink reported EBITDA of negative $15.4 million and a net loss of $205.1 million, or a negative $2.92 per share, compared to EBITDA of negative $8.2 million and a net loss of $13.8 million, or a negative $0.38 per share, for the same period last year. Included in the net loss for the fourth quarter ended December 31, 2000 were non-cash charges of $18.9 million for depreciation and amortization and $170 million related to a write-down of goodwill. Loss per share for the fourth quarter, excluding goodwill amortization and the write-down of goodwill, was $0.28.

RESULTS FOR FISCAL 2000

For the year ended December 31, 2000, the company reported total revenue of $125.9 million compared with total revenue of $13.6 million for last year. Revenue for 2000 includes $91.2 million of revenue related to the resale of hardware and software to FutureLink customers, compared with $6.7 million of such revenue for 1999. Total services revenue for 2000, including ASP revenue, was $34.7 million, compared with services revenue of $6.9 million for 1999. Services revenue for 2000 includes a total of $5.4 million of ASP revenue.

                                     -more-

FutureLink Reports Q4 and Full Year 2000 Results
Page 3 of 6

Cost of goods sold for 2000 was $75.1 million, or 82% of the revenue generated from the company's sales of hardware and software, compared with cost of goods sold of $7.0 million, or 104% of revenue, for 1999. Cost of service delivery for 2000 was $27.3 million, or 79% of service delivery revenue, compared with service delivery costs of $10.5 million, or 154% of service delivery revenue, for 1999.

Selling, general and administrative expenses for 2000 totaled $72.0 million, or 57% of total revenue, compared with $12.6 million or 93% of revenue for 1999.

For the year ended December 31, 2000, FutureLink reported EBITDA of negative $45.8 million and a net loss of $286.5 million, or negative $4.48 per share, compared to EBITDA of negative $16.6 million and a net loss of $35.7 million, or negative $2.50 per share, for 1999. Included in the net loss for the year ended December 31, 2000 were non-cash charges of $66.3 million for depreciation and amortization and $170 million related to the fourth quarter write-down of goodwill. Loss per share for the year, excluding goodwill amortization and the write-down of goodwill, was $0.93.

CASH MANAGEMENT

In November 2000, the company entered into two related receivables-based credit facilities with a financial institution, for up to $25 million. The company's level of tangible net worth has been below the amount required under these facilities. The company has obtained waivers from the lender relating to such noncompliance until the next monthly measurement date of April 30, 2001. In order to comply with the covenant as of the next monthly measurement date of April 30, 2001, FutureLink will need to raise the necessary capital, obtain additional waivers from the lender or reach an agreement with the lender to modify the covenant to an achievable level. The company cannot provide assurances that it can achieve any of these measures.

Because the company's aggregate cash balances are below $10 million, pursuant to the terms of the credit facilities, all collections on the company's receivables are being deposited directly into the lender's lock box. These collections are then applied to reduce the company's outstanding borrowings on the facilities. The company's capacity to borrow fluctuates daily based on that day's level of eligible accounts receivable and the level of outstanding borrowings.

NASDAQ NOTICE

The company has received a notice from Nasdaq that its common stock has not maintained a minimum bid price of $1.00 over a period of 30 consecutive trading days. As a result, Nasdaq has provided the company with 90 calendar days, until June 25, 2001, to regain compliance with this requirement. If the company is unable to demonstrate compliance with the requirement on or before June 25, 2001, Nasdaq will provide the company with written notification that its securities will be delisted, a determination which may be appealed by the company at that time.

OUR BUSINESS

"Despite challenges facing the company, we currently have a strong revenue base and continue to target EBITDA breakeven by the end of the fourth quarter of 2001," said Taylor.

                                     -more-

FutureLink Reports Q4 and Full Year 2000 Results
Page 4 of 6

CONFERENCE CALL INFORMATION

FutureLink Corp. will hold its quarterly conference call on Friday, March 30, 2001 at 11:00 a.m. EST. The call will be accessible live by dialing 800-982-3654 or via webcast at http://www.futurelink.net/investorinfo/. The webcast will be available on FutureLink's website for 60 days. A replay of the call will be available for 48 hours by dialing 888-266-2086 or 703-925-2435 and entering access code 5109999.

ABOUT FUTURELINK

FutureLink Corp. (Nasdaq NM: FTRL) is a leading provider of integrated solutions, hosted application services and one of the first application infrastructure companies to provide software as a service. One of the largest and most experienced application service providers (ASPs) of hosted server-based solutions worldwide, the company offers a full range of professional services that meet business-critical application and infrastructure needs. With FutureLink's offerings, customers can precisely manage IT costs and avoid expensive and complicated maintenance and support concerns.

FutureLink delivers its products and services in partnership with leading technology companies worldwide including Microsoft, Citrix Systems, Inc., Compaq, EMC Corporation, Cisco Systems, Great Plains, Onyx and others. A founding member of the ASP Industry Consortium, the company markets its offerings through a network of channel partners throughout the United States, Canada, and the United Kingdom. For more information on the company and its solutions, contact FutureLink toll-free at (877) 216-6001; e-mail: sales@futurelink.net or visit the FutureLink website at www.futurelink.net.

FORWARD LOOKING STATEMENTS

Except for historical information contained herein, this release contains information about future expectations, plans and prospects that may constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The statements made by our CEO, Howard Taylor, are forward-looking statements within the meaning of such Act. All of these forward-looking statements are based on estimates and assumptions made by the company's management, which although believed to be reasonable, are inherently uncertain. No assurance can be given that any of such estimates or statements will be realized and actual results may differ materially from those contemplated by such forward-looking statements. Factors that may cause such differences include: (i) the inability of the company to obtain new financing of debt or equity in an amount sufficient to fund its ongoing operations; (ii) the inability of the company to modify, restructure or replace its senior debt facility in such a manner for it to continue as a going concern; (iii) a material default in one or more of the company's credit agreements which is not waived or rectified in a manner which would allow the company to continue as a going concern; (iv) the inability to successfully restructure the company's operations to reduce operating losses; and (v) changes in general economic conditions in the markets in which we may compete. In addition to the items specifically discussed above, the company's business and results of operations are subject to the risks and uncertainties described in registrations statements and periodic reports filed from time to time by the company with the Securities and Exchange Commission.

                                TABLES TO FOLLOW
                                     -more-

FutureLink Reports Q4 and Full Year 2000 Results
Page 5 of 6

                                FUTURELINK CORP.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)
                                    UNAUDITED


                                                    FOR THE THREE MONTHS ENDED         FOR THE 12 MONTHS ENDED
                                                            DECEMBER 31,                     DECEMBER 31,
                                                   -----------------------------     -----------------------------
                                                       2000             1999             2000             1999
                                                   ------------     ------------     ------------     ------------
REVENUE                                            $     34,574     $      8,563     $    125,938     $     13,600
                                                   ------------     ------------     ------------     ------------
EXPENSES:
Cost of hardware and software                            20,061            5,680           75,070            7,013
Cost of service delivery                                  9,783            5,067           27,329           10,527
Selling, general and administration                      20,568            5,984           71,996           12,611
Depreciation and other amortization                       3,156            1,187            8,549            1,709
Goodwill amortization                                    15,753            3,560           57,824            4,981
Write-off of Goodwill                                   170,000               --          170,000               --
                                                   ------------     ------------     ------------     ------------
                                                        239,321           21,478          410,768           36,841
                                                   ------------     ------------     ------------     ------------
LOSS FROM OPERATIONS                                   (204,747)         (12,915)        (284,830)         (23,241)
Interest expense, net                                       306              503            1,662           11,658
                                                   ------------     ------------     ------------     ------------
LOSS BEFORE INCOME TAXES AND EXTRAORDINARY
  ITEM                                                 (205,053)         (13,418)        (286,492)         (34,899)
Income tax expense                                           (1)             357               26               --
                                                   ------------     ------------     ------------     ------------
LOSS BEFORE EXTRAORDINARY ITEM                         (205,052)         (13,775)        (286,518)         (34,899)
Extraordinary item                                           --               --               --             (845)
                                                   ------------     ------------     ------------     ------------
NET LOSS                                               (205,052)         (13,775)        (286,518)         (35,744)
                                                   ============     ============     ============     ============
Net loss before Preferred Stock dividends              (205,052)         (13,775)        (286,518)         (35,744)
Dividends for Series A Preferred Stock                     (283)              --             (720)              --
                                                   ------------     ------------     ------------     ------------
Net loss applicable to common stock                    (205,335)         (13,775)        (287,238)         (35,744)
                                                   ============     ============     ============     ============
NET LOSS PER SHARE-BASIC AND DILUTED               $      (2.92)    $      (0.38)    $      (4.48)    $      (2.50)
                                                   ============     ============     ============     ============
NET LOSS PER SHARE-BASIC AND DILUTED, EXCLUDING
  GOODWILL AMORTIZATION, EXTRAORDINARY ITEM
  AND WRITE-OFF OF GOODWILL                        $      (0.28)    $      (0.28)    $      (0.93)    $      (0.28)
                                                   ============     ============     ============     ============
WEIGHTED AVERAGE SHARES-BASIC AND DILUTED(1)         70,304,754       36,529,967       64,128,022       14,279,647
                                                   ============     ============     ============     ============
EBITDA LOSS(2)                                     $    (15,389)    $     (8,168)    $    (45,774)    $    (16,551)
                                                   ============     ============     ============     ============

(1) Reflects the Company's June 1, 1999 5 for 1 reverse stock split of its common stock.

(2) Defined as loss before extraordinary item, interest, taxes, depreciation, amortization, non cash compensation and write-off of goodwill.

                                     -more-

FutureLink Reports Q4 and Full Year 2000 Results
Page 6 of 6

                                FUTURELINK CORP.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT FOR SHARE DATA)
                                    UNAUDITED

                                                                DECEMBER 31,      DECEMBER 31,
                                                                    2000              1999
                                                                ------------      ------------
ASSETS
Current assets:
   Cash and cash equivalents                                      $ 14,158          $ 19,185
   Restricted cash                                                     660             3,099
   Accounts receivable, net                                         25,076            14,284
   Inventory                                                         3,101             4,964
   Prepaid expenses and other current assets                         1,545               536
                                                                  --------          --------
          Total current assets                                      44,540            42,068

Property and equipment, net                                         34,100            10,972
Goodwill and other intangibles, net                                 68,382           186,866
Deferred offering and acquisition costs                                 --               543
Other assets                                                         1,682               229
                                                                  --------          --------
         Total assets                                             $148,704          $240,678
                                                                  ========          ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Lines of credit                                                $ 10,507          $  1,657
   Accounts payable and accrued liabilities                         33,049            15,811
   Settlement payable                                                   --             5,000
   Current portion of long-term debt                                 8,116             8,554
   Deferred revenue                                                  1,504             1,330
                                                                  --------          --------
          Total current liabilities                                 53,176            32,352

Long term debt, net of current portion                              14,237             4,116
Convertible debentures, net                                             --               874
Deferred taxes                                                         588               588
                                                                  --------          --------
          Total liabilities                                         68,001            37,930

Stockholders' equity:                                               80,703           202,748
                                                                  --------          --------
         Total liabilities and stockholders' equity               $148,704          $240,678
                                                                  ========          ========


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